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                                                                   EXHIBIT 4.5

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

[EMBLEM]                       [BANK UNITED LOGO]                  [EMBLEM]

CLASS A COMMON STOCK                                               SEE REVERSE FOR
                                                                   CERTAIN DEFINITIONS

                                 BANK UNITED CORP.

                            INCORPORATED UNDER THE LAWS
                              OF THE STATE OF DELAWARE
                                                                    CUSIP


THIS CERTIFIES THAT










IS THE OWNER OF


FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

                                      BANK UNITED CORP.

a Delaware corporation (the "Company"). The shares represented by this certificate are transferable only on the stock transfer books of the Company by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Company's transfer agent and registrar.

THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED.

    IN WITNESS WHEREOF, the Company has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.




Dated:


                                                       BANK UNITED CORP.
                                                          CORPORATE
               BARRY C. BURKHOLDER                           SEAL

      PRESIDENT AND CHIEF EXECUTIVE  OFFICER                 1988
                                                           DELAWARE

                   RANDY C. HENSON

                      SECRETARY




COUNTERSIGNED AND REGISTERED:
   THE BANK OF NEW YORK,
           TRANSFER AGENT AND REGISTRAR

BY

                   AUTHORIZED SIGNATURE

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                                      BANK
                                 [LOGO] UNITED

- --------------------------------------------------------------------------------
                            RESTRICTIONS ON TRANSFER

THIS CERTIFICATE REPRESENTS COMMON STOCK ISSUED PRIOR TO THE RESTRICTION
RELEASE DATE (AS DEFINED IN THE COMPANY'S RESTATED CERTIFICATE OF
INCORPORATION) AND THE STOCK REPRESENTED BY THIS CERTIFICATE AND ANY SHARES OF COMMON STOCK ACQUIRED PRIOR TO THE RESTRICTION RELEASE DATE UPON EXERCISE OR CONVERSION OF SUCH COMMON STOCK ARE SUBJECT TO THE TRANSFER RESTRICTIONS SET
FORTH IN SECTION 4 OF ARTICLE IV OF THE COMPANY'S CERTIFICATE OF INCORPORATION.
- --------------------------------------------------------------------------------

CLASS A COMMON SHARES ARE ENTITLED TO ONE (1) VOTE PER SHARE. CLASS B COMMON SHARES ARE NOT ENTITLED TO ANY VOTES PER SHARE EXCEPT AS PROVIDED BY LAW. EXCEPT FOR THIS VOTING DISPARITY, THE CLASS A AND CLASS B COMMON SHARES ARE ON PARITY WITH EACH OTHER.

The shares represented by this certificate are issued subject to all the provisions of the Certificate of Incorporation and By-laws of the Company as from time to time amended (copies of which are on file at the principal executive office of the Company), to all of which the holder by acceptance hereof assents. The Company will furnish without charge to each stockholder who so requests a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made in writing to the Secretary of the Company.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          ------------------------------------------------------------

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF TRANSFER MIN ACT - ____________ Custodian __________
                           (Cust)               (Minor)
                      under Uniform Transfers to
                      Minors Act ________________________
                                          (State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________________________________________________
hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------
           -             -
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

- --------------------------------------------------------------------------------

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___________________________________ Shares of the common stock evidenced by this certificate, and do hereby irrevocably constitute and appoint _____________ ________________________________________________________________, Attorney, to
transfer the said shares on the books of the Company, with full power of substitution.

Dated _______________________________   _______________________________________
                                        Signature

SIGNATURE GUARANTEED BY:

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.